Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Third Quarter 2017 Results

Stamford, CT – November 2, 2017 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported a Net Loss of $(28.0) million, or $(0.95) per diluted share, for the three months ended September 30, 2017 compared to Net Income of $22.0 million, or $0.73 per diluted share, for the same period in 2016. Net Operating Earnings (Loss)1 were $(29.6) million, or $(1.00) per diluted share, for the three months ended September 30, 2017 compared to $21.1 million, or $0.70 per diluted share, for the same period in 2016.

Gross Written Premiums and Net Written Premiums for the three months ended September 30, 2017 were $402.0 million and $296.0 million, respectively, increasing 7.2% and 6.9%, respectively, from the comparable period in 2016. Our Combined Ratio for the three months ended September 30, 2017 was 121.9%, compared to 95.6% for the same period in 2016.

The current quarter includes Net Losses and Loss Adjustment Expenses and related net reinsurance reinstatement premiums of $75.1 million from Hurricanes Maria, Irma and Harvey and the Puebla, Mexico Earthquake, as well as prior accident year reserve strengthening of $29.5 million primarily within our U.S. and International Insurance reporting segments.

Net Investment Income for the three months ended September 30, 2017 was $22.6 million, an increase of 13.7% as compared to the same period in 2016. Our annualized pre-tax investment yield, excluding Net Realized Gains and Losses and Other-Than-Temporary Impairment Losses Recognized in Earnings, was 2.7% for the three months ended September 30, 2017, compared to 2.5% for the same period in 2016.

Other Income (Loss) for the three months ended September 30, 2017 was $(1.7) million, compared to $(0.2) million for the same period in 2016, and primarily consists of realized and unrealized foreign exchange gains and losses.

For the nine months ended September 30, 2017, our Company reported Net Income of $13.6 million, or $0.45 per diluted share, compared to $61.1 million, or $2.04 per diluted share, for the same period in 2016. Net Operating Earnings were $10.5 million, or $0.35 per diluted share, for the nine months ended September 30, 2017 compared to $53.5 million, or $1.79 per diluted share, for the same period in 2016.

Gross Written Premiums and Net Written Premiums for the nine months ended September 30, 2017 were $1.3 billion and $1.0 billion, respectively, increasing 8.6% and 7.0%, respectively, from the comparable period in 2016. Our Combined Ratio for the nine months ended September 30, 2017 was 105.5%, compared to 96.7% for the same period in 2016, mostly due to the net loss activity noted above.

Net Investment Income for the nine months ended September 30, 2017 was $66.3 million, an increase of 11.7% as compared to the same period in 2016. Our annualized pre-tax investment yield, excluding Net Realized Gains and Losses and Other-Than-Temporary Impairment Losses Recognized in Earnings, was 2.7% for the nine months ended September 30, 2017, compared to 2.6% for the same period in 2016.

Other Income (Loss) for the nine months ended September 30, 2017 was $(1.0) million, compared to $6.8 million for the same period in 2016.

Stan Galanski, President and Chief Executive Officer, commented, “Navigators’ financial impact from our exposure to multiple natural catastrophe events in the third quarter was well within our tolerance and expectations, reflected in the modest decline in Book

1 Net Operating Earnings (Loss) is a “non-GAAP financial measure” as defined in Regulation G. A reconciliation of Net Income (Loss) (the nearest GAAP financial measure) to Net Operating Earnings (Loss) is provided on page 4 of this release, as is a discussion of the rationale for the presentation of this item.

News Release

November 2, 2017

Value per Share of 1.7% for the quarter and increase of 2.6% for the nine month period. Our underwriting teams are well positioned to respond to anticipated improvement in regional property markets. Premium volume was up across all three segments, led by strong growth in GlobalRe, our global reinsurance segment. Our investment portfolio continued to perform well, with Net Investment Income up 13.7% for the quarter. During the quarter, we made a modest strengthening of prior year loss reserves across a number of lines of business, reflecting our commitment to maintaining prudent levels of loss reserving and a solid balance sheet.”

Our Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA-/Aa3” as defined by S&P and Moody’s, respectively, with an average effective duration of 3.6 years as of September 30, 2017. As of September 30, 2017, Net Unrealized Gains within our investment portfolio were $87.2 million, an increase of $12.9 million compared to June 30, 2017 and an increase of $58.2 million compared to December 31, 2016. We recognized $4.2 million of Net Realized Gains (inclusive of Net Other-Than-Temporary Impairment Losses Recognized in Earnings) for the three months ended September 30, 2017, compared to $1.6 million of Net Realized Gains for the same period in 2016. For the nine months ended September 30, 2017 we recognized $5.9 million of Net Realized Gains (inclusive of Net Other-Than-Temporary Impairment Losses Recognized in Earnings), compared to $5.0 million of Net Realized Gains (inclusive of Net Other-Than-Temporary Impairment Losses Recognized in Earnings) for the same period in 2016.

Stockholders’ Equity was $1.2 billion, or $41.49 per share, as of September 30, 2017 compared to $42.21 per share, as of June 30, 2017 and $40.45 per share, as of December 31, 2016.

During the three months ended September 30, 2017, our Company declared and paid a quarterly cash dividend of $0.06 per share of Common Stock.

On November 2, 2017 our Board of Directors declared a cash dividend on our Company’s Common Stock of $0.06 per share, payable on December 15, 2017 to stockholders of record on November 24, 2017.

Our Company will hold a conference call on Friday, November 3, 2017 starting at 8:30 a.m. (ET) to discuss the 2017 third quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is 800-850-2903 and the international dial-in is 224-357-2399. Participants may also connect to the webcast at: https://edge.media-server.com/m6/p/on47jdtw.

On December 6, 2016, our Board of Directors declared a two-for-one stock split of The Navigators Group, Inc. Common Stock, to be effected in the form of a stock dividend. Stockholders of record at the close of business on December 30, 2016 received one additional share of Common Stock for every share of Common Stock held. All disclosures of shares and per share data in this earnings release have been retroactively adjusted to reflect the stock split for all periods presented. The additional shares of Common Stock were issued on January 20, 2017.

The Navigators Group, Inc. is an international specialty insurance holding company with operations in the United States, the United Kingdom, Continental Europe and Asia.

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate,” “expect,” “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Executive Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended			Nine Months Ended
amounts in thousands, except per share amounts	September 30,			September 30,
Results of Operations	2017	2016	Change	2017	2016	Change

Gross Written Premiums	$402,038	$374,930	7.2%	$1,304,522	$1,201,372	8.6%
Net Written Premiums	296,016	277,001	6.9%	966,461	903,356	7.0%

Revenues:
Net Earned Premiums	$301,355	$284,010	6.1%	$881,321	$816,360	8.0%
Net Investment Income	22,598	19,875	13.7%	66,311	59,344	11.7%
Net Realized Gains (Losses):
Total Other-Than-Temporary Impairment Losses	(957)	23	NM	(2,005)	(248)	NM
Portion of Loss Recognized in Other Comprehensive Income (Before Tax)	(15)	(23)	(34.8%)	(60)	98	NM
Net Other-Than-Temporary Impairment Losses Recognized In Earnings	(972)	—	NM	(2,065)	(150)	NM
Other Realized Gains	5,190	1,586	NM	7,933	5,143	54.2%
Net Realized Gains	4,218	1,586	NM	5,868	4,993	17.5%
Other Income (Loss)	(1,699)	(183)	NM	(1,042)	6,796	NM
Total Revenues	$326,472	$305,288	6.9%	$952,458	$887,493	7.3%

Expenses:
Net Losses and Loss Adjustment Expenses	$276,171	$172,793	59.8%	$622,881	$492,955	26.4%
Commission Expenses	45,509	42,611	6.8%	141,526	120,891	17.1%
Other Operating Expenses	45,773	56,137	(18.5%)	165,077	176,020	(6.2%)
Interest Expense	3,862	3,859	0.1%	11,584	11,575	0.1%
Total Expenses	$371,315	$275,400	34.8%	$941,068	$801,441	17.4%

Income (Loss) Before Income Taxes	$(44,843)	$29,888	NM	$11,390	$86,052	(86.8%)

Income Tax Expense (Benefit)	(16,864)	7,875	NM	(2,243)	24,917	NM

Net Income (Loss)	$(27,979)	$22,013	NM	$13,633	$61,135	(77.7%)

Per Share Data (1)

Net Income (Loss) Per Common Share:
Basic	$(0.95)	$0.76	NM	$0.46	$2.10	(78.0%)
Diluted	$(0.95)	$0.73	NM	$0.45	$2.04	(77.7%)

Average Common Shares Outstanding:
Basic	29,500	29,115		29,419	29,058
Diluted	29,500	30,141		30,006	29,997

Underwriting Ratios
Loss Ratio	91.6%	60.8%		70.7%	60.4%
Expense Ratio	30.3%	34.8%		34.8%	36.3%
Combined Ratio	121.9%	95.6%		105.5%	96.7%

Balance Sheet Data	September 30,	June 30,		September 30,	December 31,
	2017	2017		2017	2016
Stockholders' Equity	$1,224,191	$1,244,168	(1.6%)	$1,224,191	$1,178,188	3.9%
Book Value per Share (1)	$41.49	$42.21	(1.7%)	$41.49	$40.45	2.6%

(1) - We completed a two-for-one stock split on January 20, 2017. All share and per share data prior to January 20, 2017 has been retroactively restated on a post-split basis.

NM - Percentage change not meaningful.

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING EARNINGS (LOSS)

(Unaudited)

In this release, we present Net Operating Earnings (Loss), which is a “non-GAAP financial measure” as defined in Regulation G.

Net Operating Earnings (Loss) is comprised of Net Income (Loss) excluding After-Tax Net Realized Gains (Losses), After-Tax Net Other-Than-Temporary Impairment Losses Recognized in Earnings, and After-Tax Foreign Exchange Gains and Losses recognized in our Consolidated Statements of Income (Loss).

We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our business and enables investors and other users of our financial information to analyze underlying business performance in a manner similar to management. We also believe this measure follows industry practice and, therefore facilitates comparison of our performance with our peer group.

The following tables provide a reconciliation of Net Income (Loss) (the nearest GAAP financial measure) to Net Operating Earnings (Loss):

	Three Months Ended September 30, 2017			Three Months Ended September 30, 2016			% Change
amounts in thousands, except per share amounts	Pre-Tax	Tax (1)	After-Tax	Pre-Tax	Tax (1)	After-Tax	QTD
Net Income (Loss)	$(44,843)	$16,864	$(27,979)	$29,888	$(7,875)	$22,013	NM
Adjustments to Net Income (Loss):
Realized Losses (Gains)	(4,218)	1,477	(2,741)	(1,586)	555	(1,031)	NM
FX Losses (Gains)	1,675	(586)	1,089	227	(80)	147	NM
Net Operating Earnings (Loss)	$(47,386)	$17,755	$(29,631)	$28,529	$(7,400)	$21,129	NM

Average Common Shares Outstanding: (2)
Basic			29,500			29,115
Diluted			29,500			30,141

Net Operating Earnings (Loss) per Common Share: (2)
Basic			$(1.00)			$0.73
Diluted			$(1.00)			$0.70

	Nine Months Ended September 30, 2017			Nine Months Ended September 30, 2016			% Change
amounts in thousands, except per share amounts	Pre-Tax	Tax (1)	After-Tax	Pre-Tax	Tax (1)	After-Tax	YTD
Net Income	$11,390	$2,243	$13,633	$86,052	$(24,917)	$61,135	(77.7%)
Adjustments to Net Income:
Realized Losses (Gains)	(5,868)	2,055	(3,813)	(4,993)	1,747	(3,246)	17.5%
FX Losses (Gains)	1,015	(355)	660	(6,679)	2,337	(4,342)	NM
Net Operating Earnings	$6,537	$3,943	$10,480	$74,380	$(20,833)	$53,547	(80.4%)

Average Common Shares Outstanding: (2)
Basic			29,419			29,058
Diluted			30,006			29,997

Net Operating Earnings per Common Share: (2)
Basic			$0.36			$1.84
Diluted			$0.35			$1.79

(1) - Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of any other relevant factors.

(2) - We completed a two-for-one stock split on January 20, 2017. All share and per share data prior to January 20, 2017 has been retroactively restated on a post-split basis.

NM - Percentage change not meaningful.

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2017	2016
amounts in thousands, except per share amounts	(Unaudited)
ASSETS
Investments:
Fixed Maturities, available-for-sale, at fair value (amortized cost: 2017: $2,752,102; 2016: $2,628,225)	$2,798,185	$2,635,882
Equity Securities, available-for-sale, at fair value (cost: 2017: $334,739; 2016: $327,911)	375,876	349,142
Other Invested Assets	1,751	1,960
Short-Term Investments, at fair value (amortized cost: 2017: $247,602; 2016: $143,451)	247,607	143,539
Total Investments	$3,423,419	$3,130,523
Cash	56,471	64,643
Premiums Receivable	361,272	306,686
Prepaid Reinsurance Premiums	231,174	213,377
Reinsurance Recoverable on Paid Losses	61,054	82,582
Reinsurance Recoverable on Unpaid Losses and Loss Adjustment Expenses	847,505	779,276
Deferred Policy Acquisition Costs	134,625	119,660
Accrued Investment Income	20,420	17,315
Goodwill and Other Intangible Assets	6,591	6,451
Current Income Tax Receivable, Net	48,186	20,556
Deferred Income Tax, Net	13,080	20,938
Other Assets	71,751	52,030
Total Assets	$5,275,548	$4,814,037

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for Losses and Loss Adjustment Expenses	$2,558,134	$2,289,727
Unearned Premiums	990,518	887,344
Reinsurance Balances Payable	129,306	108,980
Senior Notes	263,845	263,728
Payable for Investments Purchased	21,862	—
Accounts Payable and Other Liabilities	87,692	86,070
Total Liabilities	$4,051,357	$3,635,849

Stockholders' Equity: (1)
Preferred Stock ($.10 par value per share, authorized 1,000 shares, none issued)	$—	$—

Common Stock ($.10 par value per share, authorized 50,000 shares, issued 36,526 shares for 2017 and 36,147 shares for 2016)	3,650	3,612
Additional Paid-In Capital	371,512	373,983
Treasury Stock, at cost (7,023 shares for 2017 and 2016)	(155,801)	(155,801)
Retained Earnings	956,290	947,519
Accumulated Other Comprehensive Income	48,540	8,875
Total Stockholders' Equity	$1,224,191	$1,178,188
Total Liabilities and Stockholders' Equity	$5,275,548	$4,814,037

(1) - We completed a two-for-one stock split on January 20, 2017. All share data prior to January 20, 2017 has been retroactively restated on a post-split basis.

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Three Months Ended September 30, 2017
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$235,052	$113,601	$53,385	$—	$402,038
Ceded Written Premiums	(64,328)	(38,966)	(2,728)	—	(106,022)
Net Written Premiums	170,724	74,635	50,657	—	296,016

Net Earned Premiums	$169,150	$84,407	$47,798	$—	$301,355
Net Losses and LAE	(135,340)	(81,713)	(59,118)	—	(276,171)
Commission Expenses	(18,286)	(16,201)	(11,233)	211	(45,509)
Other Operating Expenses	(25,375)	(16,388)	(4,010)	—	(45,773)
Other Underwriting Income (Expense)	125	—	94	(211)	8

Underwriting Loss	$(9,726)	$(29,895)	$(26,469)	$—	$(66,090)

Net Investment Income				22,598	22,598
Net Realized Gains				4,218	4,218
Interest Expense				(3,862)	(3,862)
Other Loss				(1,707)	(1,707)
Loss Before Income Taxes	$(9,726)	$(29,895)	$(26,469)	$21,247	$(44,843)
Income Tax Benefit				16,864	16,864
Net Loss					$(27,979)

Losses and LAE Ratio	80.0%	96.8%	123.7%		91.6%
Commission Expense Ratio	10.8%	19.2%	23.5%		15.1%
Other Operating Expense Ratio (2)	14.9%	19.4%	8.2%		15.2%
Combined Ratio	105.7%	135.4%	155.4%		121.9%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Three Months Ended September 30, 2016
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$234,647	$104,484	$35,799	$—	$374,930
Ceded Written Premiums	(61,359)	(35,194)	(1,376)	—	(97,929)
Net Written Premiums	173,288	69,290	34,423	—	277,001

Net Earned Premiums	$161,722	$79,761	$42,527	$—	$284,010
Net Losses and LAE	(106,320)	(45,043)	(21,430)	—	(172,793)
Commission Expenses	(18,630)	(15,348)	(8,951)	318	(42,611)
Other Operating Expenses	(31,517)	(20,183)	(4,437)	—	(56,137)
Other Underwriting Income (Expense)	240	—	122	(318)	44

Underwriting Profit (Loss)	$5,495	$(813)	$7,831	$—	$12,513

Net Investment Income				19,875	19,875
Net Realized Gains				1,586	1,586
Interest Expense				(3,859)	(3,859)
Other Loss				(227)	(227)
Income (Loss) Before Income Taxes	$5,495	$(813)	$7,831	$17,375	$29,888
Income Tax Expense				(7,875)	(7,875)
Net Income					$22,013

Losses and LAE Ratio	65.7%	56.5%	50.4%		60.8%
Commission Expense Ratio	11.5%	19.2%	21.0%		15.0%
Other Operating Expense Ratio (2)	19.4%	25.3%	10.2%		19.8%
Combined Ratio	96.6%	101.0%	81.6%		95.6%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Nine Months Ended September 30, 2017
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$729,843	$386,654	$188,025	$—	$1,304,522
Ceded Written Premiums	(199,672)	(129,368)	(9,021)	—	(338,061)
Net Written Premiums	530,171	257,286	179,004	—	966,461

Net Earned Premiums	$500,241	$250,593	$130,487	$—	$881,321
Net Losses and LAE	(339,436)	(176,513)	(106,932)	—	(622,881)
Commission Expenses	(59,130)	(54,435)	(28,695)	734	(141,526)
Other Operating Expenses	(91,987)	(58,687)	(14,403)	—	(165,077)
Other Underwriting Income (Expense)	335	—	439	(734)	40

Underwriting Profit (Loss)	$10,023	$(39,042)	$(19,104)	$—	$(48,123)

Net Investment Income				66,311	66,311
Net Realized Gains				5,868	5,868
Interest Expense				(11,584)	(11,584)
Other Loss				(1,082)	(1,082)
Income (Loss) Before Income Taxes	$10,023	$(39,042)	$(19,104)	$59,513	$11,390
Income Tax Benefit				2,243	2,243
Net Income					$13,633

Losses and LAE Ratio	67.9%	70.4%	81.9%		70.7%
Commission Expense Ratio	11.8%	21.7%	22.0%		16.1%
Other Operating Expense Ratio (2)	18.3%	23.5%	10.7%		18.7%
Combined Ratio	98.0%	115.6%	114.6%		105.5%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Nine Months Ended September 30, 2016
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$689,218	$384,367	$127,787	$—	$1,201,372
Ceded Written Premiums	(178,474)	(112,075)	(7,467)	—	(298,016)
Net Written Premiums	510,744	272,292	120,320	—	903,356

Net Earned Premiums	$462,446	$235,602	$118,312	$—	$816,360
Net Losses and LAE	(291,260)	(133,519)	(68,176)	—	(492,955)
Commission Expenses	(50,379)	(47,524)	(24,188)	1,200	(120,891)
Other Operating Expenses	(96,848)	(64,997)	(14,175)	—	(176,020)
Other Underwriting Income (Expense)	943	—	374	(1,200)	117

Underwriting Profit (Loss)	$24,902	$(10,438)	$12,147	$—	$26,611

Net Investment Income				59,344	59,344
Net Realized Gains				4,993	4,993
Interest Expense				(11,575)	(11,575)
Other Income				6,679	6,679
Income (Loss) Before Income Taxes	$24,902	$(10,438)	$12,147	$59,441	$86,052
Income Tax Expense				(24,917)	(24,917)
Net Income					$61,135

Losses and LAE Ratio	63.0%	56.7%	57.6%		60.4%
Commission Expense Ratio	10.9%	20.2%	20.4%		14.8%
Other Operating Expense Ratio (2)	20.7%	27.5%	11.7%		21.5%
Combined Ratio	94.6%	104.4%	89.7%		96.7%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	U.S. Insurance
	Three Months Ended September 30, 2017				Three Months Ended September 30, 2016
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$36,403	$166,097	$32,552	$235,052	$40,271	$161,600	$32,776	$234,647	0.2%
Ceded Written Premiums	(18,859)	(39,952)	(5,517)	(64,328)	(17,636)	(36,011)	(7,712)	(61,359)	4.8%
Net Written Premiums	17,544	126,145	27,035	170,724	22,635	125,589	25,064	173,288	(1.5%)

Net Earned Premiums	$20,129	$125,931	$23,090	$169,150	$25,465	$115,971	$20,286	$161,722	4.6%
Net Losses and LAE	(18,325)	(89,568)	(27,447)	(135,340)	(14,974)	(74,129)	(17,217)	(106,320)	27.3%
Commission Expenses	(967)	(13,515)	(3,804)	(18,286)	(2,117)	(13,664)	(2,849)	(18,630)	(1.8%)
Other Operating Expenses	(4,661)	(16,897)	(3,817)	(25,375)	(6,767)	(19,997)	(4,753)	(31,517)	(19.5%)
Other Underwriting Income	105	18	2	125	126	104	10	240	(47.9%)

Underwriting Profit (Loss)	$(3,719)	$5,969	$(11,976)	$(9,726)	$1,733	$8,285	$(4,523)	$5,495	NM

Losses and LAE Ratio	91.0%	71.1%	118.9%	80.0%	58.8%	63.9%	84.9%	65.7%
Commission Expense Ratio	4.8%	10.7%	16.5%	10.8%	8.3%	11.8%	14.0%	11.5%
Other Operating Expense Ratio (1)	22.7%	13.5%	16.5%	14.9%	26.1%	17.2%	23.4%	19.4%
Combined Ratio	118.5%	95.3%	151.9%	105.7%	93.2%	92.9%	122.3%	96.6%

(1) - Includes Other Operating Expenses and Other Underwriting Income.

NM – Percentage change not meaningful

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	Int'l Insurance
	Three Months Ended September 30, 2017				Three Months Ended September 30, 2016
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$41,689	$37,415	$34,497	$113,601	$38,453	$38,077	$27,954	$104,484	8.7%
Ceded Written Premiums	(9,948)	(19,772)	(9,246)	(38,966)	(12,631)	(15,331)	(7,232)	(35,194)	10.7%
Net Written Premiums	31,741	17,643	25,251	74,635	25,822	22,746	20,722	69,290	7.7%

Net Earned Premiums	$39,038	$21,775	$23,594	$84,407	$34,794	$25,584	$19,383	$79,761	5.8%
Net Losses and LAE	(39,457)	(29,918)	(12,338)	(81,713)	(17,289)	(16,080)	(11,674)	(45,043)	81.4%
Commission Expenses	(8,532)	(2,666)	(5,003)	(16,201)	(8,358)	(3,502)	(3,488)	(15,348)	5.6%
Other Operating Expenses	(6,788)	(5,614)	(3,986)	(16,388)	(7,654)	(7,913)	(4,616)	(20,183)	(18.8%)

Underwriting Profit (Loss)	$(15,739)	$(16,423)	$2,267	$(29,895)	$1,493	$(1,911)	$(395)	$(813)	NM

Losses and LAE Ratio	101.1%	137.4%	52.3%	96.8%	49.7%	62.8%	60.2%	56.5%
Commission Expense Ratio	21.9%	12.2%	21.2%	19.2%	24.0%	13.7%	18.0%	19.2%
Other Operating Expense Ratio	17.3%	25.8%	16.9%	19.4%	22.0%	31.0%	23.8%	25.3%
Combined Ratio	140.3%	175.4%	90.4%	135.4%	95.7%	107.5%	102.0%	101.0%

NM- Percentage change not meaningful

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	U.S. Insurance
	Nine Months Ended September 30, 2017				Nine Months Ended September 30, 2016
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$119,040	$524,223	$86,580	$729,843	$129,621	$471,532	$88,065	$689,218	5.9%
Ceded Written Premiums	(55,830)	(129,297)	(14,545)	(199,672)	(53,823)	(103,286)	(21,365)	(178,474)	11.9%
Net Written Premiums	63,210	394,926	72,035	530,171	75,798	368,246	66,700	510,744	3.8%

Net Earned Premiums	$64,635	$366,280	$69,326	$500,241	$73,636	$335,342	$53,468	$462,446	8.2%
Net Losses and LAE	(44,867)	(239,175)	(55,394)	(339,436)	(35,448)	(217,898)	(37,914)	(291,260)	16.5%
Commission Expenses	(4,014)	(44,113)	(11,003)	(59,130)	(5,775)	(38,337)	(6,267)	(50,379)	17.4%
Other Operating Expenses	(18,280)	(60,356)	(13,351)	(91,987)	(20,956)	(61,568)	(14,324)	(96,848)	(5.0%)
Other Underwriting Income	270	45	20	335	357	550	36	943	(64.5%)

Underwriting Profit (Loss)	$(2,256)	$22,681	$(10,402)	$10,023	$11,814	$18,089	$(5,001)	$24,902	(59.8%)

Losses and LAE Ratio	69.4%	65.3%	79.9%	67.9%	48.1%	65.0%	70.9%	63.0%
Commission Expense Ratio	6.2%	12.0%	15.9%	11.8%	7.8%	11.4%	11.7%	10.9%
Other Operating Expense Ratio (1)	27.9%	16.5%	19.2%	18.3%	28.1%	18.2%	26.8%	20.7%
Combined Ratio	103.5%	93.8%	115.0%	98.0%	84.0%	94.6%	109.4%	94.6%

(1) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	Int'l Insurance
	Nine Months Ended September 30, 2017				Nine Months Ended September 30, 2016
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$160,119	$124,446	$102,089	$386,654	$151,548	$145,125	$87,694	$384,367	0.6%
Ceded Written Premiums	(33,410)	(69,780)	(26,178)	(129,368)	(33,274)	(57,025)	(21,776)	(112,075)	15.4%
Net Written Premiums	126,709	54,666	75,911	257,286	118,274	88,100	65,918	272,292	(5.5%)

Net Earned Premiums	$116,058	$67,292	$67,243	$250,593	$109,746	$70,608	$55,248	$235,602	6.4%
Net Losses and LAE	(83,906)	(54,654)	(37,953)	(176,513)	(54,398)	(49,174)	(29,947)	(133,519)	32.2%
Commission Expenses	(27,590)	(10,985)	(15,860)	(54,435)	(26,124)	(11,427)	(9,973)	(47,524)	14.5%
Other Operating Expenses	(24,454)	(19,983)	(14,250)	(58,687)	(24,794)	(25,686)	(14,517)	(64,997)	(9.7%)

Underwriting Profit (Loss)	$(19,892)	$(18,330)	$(820)	$(39,042)	$4,430	$(15,679)	$811	$(10,438)	NM

Losses and LAE Ratio	72.3%	81.2%	56.4%	70.4%	49.6%	69.6%	54.2%	56.7%
Commission Expense Ratio	23.8%	16.3%	23.6%	21.7%	23.8%	16.2%	18.1%	20.2%
Other Operating Expense Ratio	21.0%	29.7%	21.2%	23.5%	22.6%	36.4%	26.2%	27.5%
Combined Ratio	117.1%	127.2%	101.2%	115.6%	96.0%	122.2%	98.5%	104.4%

NM- Percentage change not meaningful

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

(Unaudited)

	For the Three Months Ended September 30,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2017	2016	2017	2016
U.S. Insurance:
Loss and LAE Payments	$68,454	$81,461	40.5%	50.4%
Change in Reserves	66,886	24,859	39.5%	15.3%
Net Incurred Loss and LAE	$135,340	$106,320	80.0%	65.7%

Int'l Insurance:
Loss and LAE Payments	$55,148	$43,848	65.3%	55.0%
Change in Reserves	26,565	1,195	31.5%	1.5%
Net Incurred Loss and LAE	$81,713	$45,043	96.8%	56.5%

GlobalRe:
Loss and LAE Payments	$13,659	$20,770	28.6%	48.8%
Change in Reserves	45,459	660	95.1%	1.6%
Net Incurred Loss and LAE	$59,118	$21,430	123.7%	50.4%

Total
Loss and LAE Payments	$137,261	$146,079	45.5%	51.4%
Change in Reserves	138,910	26,714	46.1%	9.4%
Net Incurred Loss and LAE	$276,171	$172,793	91.6%	60.8%

	For the Three Months Ended September 30,
Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	2017	2016	2017	2016
U.S. Insurance	$(18,383)	$(4,903)	(6.0%)	(1.7%)
Int'l Insurance	(10,714)	2,860	(3.6%)	1.0%
GlobalRe	(397)	3,074	(0.1%)	1.1%
Total	$(29,494)	$1,031	(9.7%)	0.4%

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

(Unaudited)

	For the Nine Months Ended September 30,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2017	2016	2017	2016
U.S. Insurance:
Loss and LAE Payments	$225,017	$226,742	45.0%	49.0%
Change in Reserves	114,419	64,518	22.9%	14.0%
Net Incurred Loss and LAE	$339,436	$291,260	67.9%	63.0%

Int'l Insurance:
Loss and LAE Payments	$146,106	$106,087	58.3%	45.0%
Change in Reserves	30,407	27,432	12.1%	11.7%
Net Incurred Loss and LAE	$176,513	$133,519	70.4%	56.7%

GlobalRe:
Loss and LAE Payments	$63,268	$63,829	48.5%	53.9%
Change in Reserves	43,664	4,347	33.4%	3.7%
Net Incurred Loss and LAE	$106,932	$68,176	81.9%	57.6%

Total
Loss and LAE Payments	$434,391	$396,658	49.3%	48.6%
Change in Reserves	188,490	96,297	21.4%	11.8%
Net Incurred Loss and LAE	$622,881	$492,955	70.7%	60.4%

	For the Nine Months Ended September 30,
Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	2017	2016	2017	2016
U.S. Insurance	$(18,206)	$1,768	(2.1%)	0.2%
Int'l Insurance	(22,073)	5,359	(2.5%)	0.7%
GlobalRe	(4,330)	4,517	(0.5%)	0.6%
Total	$(44,609)	$11,644	(5.1%)	1.5%

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

(Unaudited)

	As of September 30, 2017
amounts in thousands	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$62,475	$47,364	$109,839
P&C	197,009	680,855	877,864
Professional Liability	32,385	84,753	117,138
Total U.S. Insurance	$291,869	$812,972	$1,104,841
Int'l Insurance:
Marine	$170,658	$51,094	$221,752
P&C	64,255	42,680	106,935
Professional Liability	40,178	76,618	116,796
Total Int'l Insurance	$275,091	$170,392	$445,483

GlobalRe	$50,351	$109,954	$160,305

Total Net Loss Reserves	$617,311	$1,093,318	$1,710,629

	As of December 31, 2016
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$56,701	$54,259	$110,960
P&C	201,368	603,509	804,877
Professional Liability	24,555	70,559	95,114
Total U.S. Insurance	$282,624	$728,327	$1,010,951
Int'l Insurance:
Marine	$163,124	$36,118	$199,242
P&C	66,496	18,192	84,688
Professional Liability	30,106	70,103	100,209
Total Int'l Insurance	$259,726	$124,413	$384,139

GlobalRe	$47,505	$67,856	$115,361

Total Net Loss Reserves	$589,855	$920,596	$1,510,451

News Release

November 2, 2017

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

(Unaudited)

As of September 30, 2017, the average quality of the investment portfolio as rated by S&P and Moody’s was “AA-/Aa3”, respectively, with an average duration of 3.6 years. Our Company does not own any collateralized debt obligations or asset backed commercial paper.

The following table sets forth our investments as of September 30, 2017:

	As of September 30, 2017
		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
amounts in thousands	Value	Gains	(Losses)	Cost
Fixed Maturities:
U.S. Treasury Bonds, Agency Bonds and Foreign Government Bonds	$269,851	$8,169	$(607)	$262,289
States, Municipalities and Political Subdivisions	684,792	20,643	(1,481)	665,630
Mortgage-Backed and Asset-Backed Securities:
Agency Mortgage-Backed Securities	426,441	3,365	(4,298)	427,374
Residential Mortgage Obligations	34,748	570	(27)	34,205
Asset-Backed Securities	331,646	2,503	(426)	329,569
Commercial Mortgage-Backed Securities	140,601	2,742	(1,308)	139,167
Subtotal	$933,436	$9,180	$(6,059)	$930,315
Corporate Exposures	910,106	18,221	(1,983)	893,868
Total Fixed Maturities	$2,798,185	$56,213	$(10,130)	$2,752,102
Equity Securities:
Common Stocks	$180,771	$35,179	$(815)	$146,407
Preferred Stocks	195,105	7,418	(645)	188,332
Total Equity Securities	$375,876	$42,597	$(1,460)	$334,739
Short-Term Investments	247,607	5	—	247,602
Total Investments	$3,421,668	$98,815	$(11,590)	$3,334,443